UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2014 (September 8, 2014)

BRANDYWINE REALTY TRUST

BRANDYWINE OPERATING PARTNERSHIP, L.P.

(Exact name of registrant as specified in charter)

Maryland (Brandywine Realty Trust)	001-9106	23-2413352
Delaware (Brandywine Operating Partnership, L.P.)	000-24407	23-2862640
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

555 East Lancaster Avenue, Suite 100

Radnor, PA 19087

(Address of principal executive offices)

(610) 325-5600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On September 8, 2014, Brandywine Realty Trust, a Maryland real estate investment trust (the “Company”), issued a press release announcing that its operating partnership, Brandywine Operating Partnership, L.P. (the “Operating Partnership”), has commenced a cash tender offer (the “Tender Offer”) for any and all of its 5.40% Guaranteed Notes due November 1, 2014 (the “2014 Notes”) and 7.50% Guaranteed Notes due May 15, 2015 (the “2015 Notes”). The consideration payable in the Tender Offer will be $1,006.42 per $1,000 principal amount of 2014 Notes and $1,044.18 per $1,000 principal amount of 2015 Notes, plus, in each case, accrued and unpaid interest thereon to, but not including, the payment date for the notes purchased in the Tender Offer, which is expected to be September 16, 2014, unless the Tender Offer is extended. The complete terms and conditions of the Tender Offer will be set forth in an offer to purchase and related letter of transmittal that will be sent to holders of the 2014 Notes and 2015 Notes. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

On September 8, 2014, the Operating Partnership commenced an underwritten offering (the “Offering”) of senior unsecured guaranteed notes due 2024 and 2029 (the “Notes”), under its preliminary prospectus supplement filed with the Securities and Exchange Commission (the “SEC”) on September 8, 2014, which supplements the base prospectus included in the Company’s shelf registration statement on Form S-3 (No. 333-195740), filed with the SEC on May 6, 2014.

The Operating Partnership intends to use the net proceeds from the Offering, together with cash on hand and borrowings under its unsecured revolving credit facility, to fund the Tender Offer and any applicable redemption of the 2014 Notes or 2015 Notes, and to repay certain borrowings under the Operating Partnership’s three year unsecured term loan due 2015 and four year unsecured term loan due 2016. The Operating Partnership intends to use any remaining net proceeds of the Offering for general corporate purposes, which may include the repayment, repurchase or other retirement of other indebtedness.

Item 9.01.	Financial Statements and Exhibits

Exhibit	Description

99.1	Press Release of Brandywine Realty Trust dated September 8, 2014.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRANDYWINE REALTY TRUST

By:	/s/ Thomas E. Wirth
Thomas E. Wirth
Executive Vice President and Chief Financial Officer

BRANDYWINE OPERATING PARTNERSHIP, L.P.

BY:	BRANDYWINE REALTY TRUST, ITS GENERAL PARTNER

BY:	/s/ Thomas E. Wirth
Thomas E. Wirth
Executive Vice President and Chief Financial Officer

Date: September 8, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Brandywine Realty Trust dated September 8, 2014.